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                                  Exhibit 99.2
                                  ------------




                            Certification Pursuant to
                             18 U.S.C. Section 1350,
                             as Adopted Pursuant to
                  Section 906 of the Sarbanes-Oxley Act of 2002



In connection with the Annual Report of the SCT 401(k) Savings Plan (the "Plan") on Form 11-K for the year ended December 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Eric Haskell, Executive Vice President, Finance and Administration, Treasurer and Chief Financial Officer of Systems & Computer Technology Corporation, the Plan Sponsor, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that:

(a) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(b) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Plan.



/s/ Eric Haskell
---------------------------------
Eric Haskell
Executive Vice President, Finance and Administration,
Treasurer and Chief Financial Officer

Date: June 27, 2003